Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1 of 6
2. AMENDMENT/MODIFICATION NO. P00006	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS273933	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02 ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I 75A50120F33007
CODE 1410445 FACILITY CODE		10B. DATED (SEE ITEM 13) 05/24/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $22,815,445.00
2021.199C035.25103

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to provide funding for equipment procurement and acquisition to facilitate operational readiness of the Janssen manufacturing process within Area [**] of the Contractor's Bayview location. The Government intends to issue a subsequent modification for the installation and operational qualification of the equipment and area.
See attached.
Appr. Yr.: 2021 CAN: 199C035 Object Class: 25103
Period of Performance: 05/13/2020 to 12/31/2021
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print). Syed T Husain SVP and CDMO BU Head		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JEFFREY R. SCHMIDT	
15B. CONTRACTOR/OFFEROR /s/ Syed T Husain (Signature of person authorized to sign)	15C. DATE SIGNED Mar 24, 2021	16B. UNITED STATES OF AMERICA /s/ JEFFREY R. SCHMIDT (Signature of Contracting Officer)	16C. DATE SIGNED Mar 23, 2021

STANDARD FORM 30 (Rev. 11/2016)

Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/75A50120F33007/P00006 PAGE OF 2 6 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 4 Add Item 4 as follows: Equipment procurement and acquisition to 22,815,445.00 facilitate operational readiness of the Janssen manufacturing process within Area [**] of the Contractor's Bayview location. 22,815,445.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA

FAR (48 CFR) 53.110

Contract Number: HHSO100201200004I Modification: P00006 Task Order Number: 75A50120F33007 On the effective date of this modification, the following changes are made to Task Order 75A50120F33007, Contract Number HHSO100201200004I: Paragraph B.1. Prices is superseded by the following: B.1 Prices B.1.1. The total fixed price of this task order (sum of Task 1, Task 2, and Task 3) is $650,795,445. B.1.2. The total fixed price of Task 1: Capacity Reservation is $542,480,000. B.1.3. The total fixed price of Task 2: Pharmaceutical Manufacturing Capacity Expansion is $85,500,000. B.1.4. The total fixed price of Task 3: Janssen Equipment is $22,815,445. Paragraph B.4. Task 3 Payment Schedule is added: Following delivery and acceptance of the work described in SECTION C.3.3 and the deliverables described in SECTION F, and on submission of a proper invoice, the Government will pay the Contractor as follows: Item Description Unit Price [**] [**] [**] [**] [**] [**] Total = $22,815,445 Paragraph C.3.3 Task 3: Janssen Equipment is added: To accommodate Janssen’s process within Area [**] manufacturing suite, the contractor shall acquire Janssen’s specified equipment. The list of required equipment is included as an attachment to the contract. Paragraph F.2.6 Confirmation of Equipment Order Placement is added: The contractor shall provide to the Government executed purchase orders for each of the pieces of equipment listed in Attachment 2 - Task 3 List of Required Equipment. Paragraph F.2.7 Confirmation of Receipt of Equipment is added: The contractor shall provide to the Government written confirmation that the pieces of equipment listed in Attachment 2 - Task 3 List of Requirement Equipment have been received at the contractor’s Bayview facility. Paragraph F.3. Schedule of Deliverables is superseded by the following:

Contract Number: HHSO100201200004I Modification: P00006 Task Order Number: 75A50120F33007 Satisfactory performance of the task order shall be deemed to occur upon performance of the work described in SECTION C of this task order and upon delivery and acceptance of the following items. Item Task Deliverable Delivery Method Due Date 1 1 Manufacturing Schedule with Allocated Capacity through Period of Performance Electronically to CO and COR [**] after TO award; every [**] thereafter 2 2 Integrated Master Schedule Electronically to CO and COR [**] 3 2 Work Breakdown Structure Electronically to CO and COR [**] 4 2 Validation Master Plan Electronically to CO and COR [**] 5 1 & 2 Monthly Report Electronically to CO and COR [**] of every month throughout the task order period of performance 6 3 [**] Electronically to CO and COR Within [**] following the execution of Modification 6 7 3 [**] Electronically to CO and COR Within [**] following the receipt of the final piece of equipment Section J. ATTACHMENTS is superseded by the following: Attachment 1 - Contractor Capacity and Pricing Attachment 2 - Task 3 List of Required Equipment ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Contract Number: HHSO100201200004I Modification: P00006 Task Order Number: 75A50120F33007 Attachment 2 - Task 3 List of Required Equipment Qty Task Unit Price Total Extended Price [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] $[**] Grand Total: $[**] $22,815,445 Key Contractor Pricing Assumptions for Task 3 List of Required Equipment: ■ [**]